SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                         Date of Report: March 26, 1998

                           Commission File No. 0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)


                        Delaware                         71-0628061
             (State of incorporation)       (I.R.S. Employee Identification No.)

                 415 East 151st Street
                 East Chicago, Indiana                     46312
   (Address of principle executive office)               (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261


Item 9.                Issuance of Equity Securities pursuant to Regulation S

On March 25, 1998, as conversion of debt to equity, the Corporation issued 1,416,668 of its common shares under Regulation S.

Item 5.                Other Events

On March 25, 1998, as conversion of debt to equity, the Corporation issued 456,000 of its common shares under Rule 144.



Signed

/s/

Roy Pearce
Company Secretary